UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-2183

Barings Corporate Investors
(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
(Address of principal executive offices) (Zip code)

Janice M. Bishop, Vice President, Secretary and Chief Legal Officer Independence Wharf, 470 Atlantic Ave., Boston, MA 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

2017
Barings CORPORATE INVESTORS 2017 Annual Report

BARINGS CORPORATE INVESTORS

Barings Corporate Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

INVESTMENT OBJECTIVE & POLICY

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Barings LLC ("Barings") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year.

Accordingly, the Trust pays dividends to shareholders four times a year in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

In this report, you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust's Annual Meeting of Shareholders, which will be held on April 25, 2018 at 1:00 P.M. in Charlotte, North Carolina.
PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings. A description of Barings' proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust's website at http://www.barings.com/mci; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec. gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2017 is available (1) on the Trust's website at http://www.barings.com/mci; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust's website at http://www.barings.com/mci or upon request by calling, toll-free, 1-866-399-1516.

LEGAL MATTERS

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively "service providers") who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create and shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust's Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust's registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

BARINGS CORPORATE INVESTORS
c / o Barings LLC
1500 Main Street
P.O. Box 15189
Springfield, Massachusetts 01115-5189
(413) 226-1516
http://www.barings.com/mci

ADVISER
Barings LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02111

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02111

CUSTODIAN
State Street Bank and Trust Company
Boston, MA 02110

TRANSFER AGENT & REGISTRAR
DST Systems, Inc.
P.O. Box 219086
Kansas City, MO 64121-9086
1-800-647-7374

2017 Annual Report

PORTFOLIO COMPOSITION AS OF 12/31/17*

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

*
Data for Barings Corporate Investors (the "Trust") represents returns based on the change in the Trust's net asset value (net of all fees and expenses) assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Trust's shares due to the difference between the Trust's net asset value of its shares outstanding (See page 12 for total investment return based on market value). Past performance is no guarantee of future results.

Barings Corporate Investors

TO OUR SHAREHOLDERS

I am pleased to share with you the Trust's Annual Report for the year ended December 31, 2017.

PORTFOLIO PERFORMANCE

The Trust's net total portfolio rate of return for 2017 was 15.7%, as measured by the change in net asset value assuming the reinvestment of all dividends and distributions. The Trust's total net assets were $303,527,308 or $15.22 per share, as of December 31, 2017. This compares to $281,570,891 or $14.23 per share, as of December 31, 2016. The Trust paid a quarterly dividend of $0.30 per share for each of the four quarters of 2017, for a total annual dividend of $1.20 per share. In 2016, the Trust also paid four quarterly dividends of $0.30 per share, for a total annual dividend of $1.20 per share. Net taxable investment income for 2017 was $1.20 per share, including approximately $0.10 per share of non-recurring income, compared to 2016 net taxable investment income of $1.21 per share, which included approximately $0.16 per share of non-recurring income.

The Trust's stock price decreased 1.4% during 2017, from $15.48 as of December 31, 2016 to $15.26 as of December 31, 2017. The Trust's stock price of $15.26 as of December 31, 2017 equates to a 0.3% premium over the December 31, 2017 net asset value per share of $15.22. The Trust's average quarter-end premium for the
 3-, 5-, 10- and 25-year periods ended December 31, 2017 was 9.8%, 9.5%, 11.2%, and 6.6%, respectively.

The table below lists the average annual net returns of the Trust's portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Bloomberg Barclays U.S. Corporate High Yield Index and the Russell 2000 Index for the 1-, 3-, 5-, 10- and 25-year periods ended December 31, 2017 are provided for comparison purposes only.

	The Trust	Bloomberg Barclays U.S. Corporate High Yield Index	Russell 2000 Index

1 Year	15.72%	7.50%	14.65%

3 Years	10.61%	6.35%	9.96%

5 Years	11.67%	5.78%	14.12%

10 Years	10.66%	8.03%	8.71%

25 Years	13.51%	7.72%	9.54%

Past performance is no guarantee of future results.

PORTFOLIO ACTIVITY

In 2017, the Trust closed 14 new private placement investments, as well as 11 "add-on" investments in existing portfolio companies. The 14 new investments were in 1A Smart Start, Inc.; BCC Software, Inc.; BEI Precision Systems and Space, Inc.; Eagle Family Foods, Inc.; English Color and Supply LLC; GraphPad Software, Inc.; Pegasus Transtech Corporation; ReelCraft Industries, Inc.; SR Smith LLC; Strategic Insight, Inc.; Therma-Stor Holdings LLC; Velocity Technology Solutions, Inc.; Whitebridge Pet Brands Holdings, LLC and Worldwide Express Operations, LLC. In addition, the Trust added to existing private placement investments in AM Conservation Holding Corp; GTI Holding Company; Handi Quilter Holding Company (Premier Needle Arts); Master Cutlery LLC; MC Sign Holdings LLC; Merex Holding Corporation; PANOS Brands LLC; Polytex Holdings LLC; Sunvair Aerospace Group Inc.; Tranzonic Holdings LLC and Veritext Corporation. A brief description of these investments can be found in the Consolidated

2017 Annual Report

Schedule of Investments. The total amount invested by the Trust in these transactions was $51,668,350, which was modestly lower than the $55,320,585 of new private placement investments made by the Trust in 2016. We are pleased to have generated $50 million or more of new investment volume for the Trust four years in a row and five out of the past six years.

The Trust's level of new investment activity in 2017 benefited from several factors: the expansion of the Trust's target investment criteria; expansion of the Trust's manager's private debt platform; and the overall growth of the private debt market. These favorable items were partially offset by the continuance of hyper-competitive and aggressive market conditions. While middle market sponsored private debt investment activity increased 48% in 2017, all of the growth occurred at the larger end of the middle market as statistics indicate the lower middle market activity contracted 21%*. Competition for new investment opportunities remains intense as fresh capital continues to flow into the private debt and private equity markets. As a result, companies are being aggressively pursued by both buyers and lenders alike causing high purchase multiples and leverage levels to continue to be prevalent in the market. In 2017, average purchase price multiples for middle market companies increased to 11.3x, the highest level since 2000. Average debt multiples also increased in 2017 to 5.9x total leverage and 4.8x senior leverage, the highest levels for each since 2003.

While we remained very active investors on behalf of the Trust in 2017, we continue to do so cautiously and with discipline, consistent with our longstanding investment philosophy of seeking to take prudent levels of risk and getting paid appropriately for the risk taken.

In addition to working on new investment activity, we continued to maintain our focus on managing and maintaining the quality of the portfolio. As such, the condition of the Trust's existing portfolio remained solid throughout the year. The number of companies on our watch list or in default remained at acceptable levels in 2017.

We had 18 companies exit from the Trust's portfolio during 2017. This level of exit activity remains relatively high for the Trust's portfolio, especially after the unprecedented 32 exits the Trust experienced in 2014, 21 exits in 2015, and 19 exits in 2016, and is another indicator of how active and aggressive the markets continued to be in 2017. In all but one of these exits, the Trust realized a positive return on its investment. Of note, 11 of the 18 exits were the realization of stub equity holdings in companies where the interest bearing debt securities had previously been prepaid.

During 2017, the Trust had eight portfolio companies fully or partially prepay their debt obligations, with three of these transactions resulting in dividend payments to the Trust as a result of its equity holdings in those companies. The level of refinancing activity in the portfolio in 2017 increased modestly from 2016 (five) but remained notably lower than in 2013-2015 when prepayments numbered 32, 20, and 15, respectively. These transactions, in which the debt instruments held by the Trust were fully or partially prepaid, are generally driven by performing companies seeking to take advantage of lower interest rates and the abundant availability of debt capital. Unless replaced by new private debt investments, these prepayments reduce net investment income.

OUTLOOK FOR 2018

As we enter 2018, our pipeline of investment opportunities remains relatively stable and healthy, and there are no indications middle market merger & acquisition or lending activity will decline. While there continues to be solid economic fundamentals and optimism within the Trust's target market, the dynamics within that market have, and are

* Source: Thomson Reuters Middle Market Weekly – January 12, 2018

Barings Corporate Investors

expected to continue to remain aggressive. Rest assured that regardless of market conditions, we will continue to employ on behalf of the Trust the same investment philosophy that has served it well since its inception: investing in companies that we believe have a strong business proposition, solid cash flow and experienced, ethical management. We believe this philosophy, along with Barings' seasoned investment-management team, positions the Trust well to meet its long-term investment objectives.

The Trust was able to maintain its $0.30 per share quarterly dividend in 2017 for a total annual dividend of $1.20 per share. As has been discussed in prior reports, recurring investment income alone has not been sufficient, and while improving, is not projected to be sufficient in the near term, to fully fund the current dividend rate. Net investment income has been below the dividend rate since 2013 due principally to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exits and prepayment activity that occurred from 2013 through 2015, combined with generally lower investment returns available due to market and competitive dynamics over the past several years. As mentioned above, we continued to make good progress in growing recurring investment income in 2017, but it remains below the dividend rate and is likely to require supplementation from non-recurring income in the near term. That said, the level of recurring investment income expected to be generated by the Trust in 2018, combined with the availability of earnings carry forwards and other non-recurring income, is expected to enable the Trust to maintain the current dividend rate over the next several quarters. But over time, the Trust's dividend paying ability tends to be correlated with its recurring earnings capacity. As such, until recurring investment income reaches a level equal to the current dividend rate, there is the risk that the dividend may need to be reduced in the future.

As always, I would like to thank you for your continued interest in and support of Barings Corporate Investors. I look forward to seeing you at the Trust's annual shareholder meeting in Charlotte, NC, on April 25, 2018.

Sincerely,

Robert M. Shettle
President

2017 Annual Report

2017 Dividends	Record Date	Total Paid	Ordinary Income	Short-Term Gains	Long-Term Gains
Regular	5/4/2017	0.3000	0.3000	—	—
Regular	8/1/2017	0.3000	0.3000	—	—
Regular	10/30/2017	0.3000	0.3000	—	—
Regular	12/29/2017	0.3000	0.3000	—	—
		1.2000	1.2000	0.0000	0.0000

The following table summarizes the tax effects of the relation of capital gains for 2017: (unaudited)

	Amount per Share	Form 2439
2017 Gains Retained	0.4775	Line 1a
Long - Term Gains Retained	0.4775
Taxes Paid	0.1671	Line 2*
Basis Adjustment	0.3104	**

*	If you are not subject to federal capital gains tax (e.g. charitable organizations, IRAs and Keogh Plans) you may be able to claim a refund by filing Form 990-T.
**	For federal income tax purposes, you may increase the adjusted cost basis of your shares by this amount (the excess of Line 1a over Line 2).

Annual Dividend	Qualified for Dividend Received Deduction***		Qualified Dividends****		Interest Earned on U.S. Gov't. Obligations
Amount Per Share	Percent	Amount Per Share	Percent	Amount Per Share	Percent	Amount Per Share
$ 1.20	5.1615%	0.0618	5.1615%	0.0618	0%	0.0000

***	Not available to individual shareholders
****	Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2017

BARINGS CORPORATE INVESTORS Financial Report

Consolidated Statement of Assets and Liabilities	7

Consolidated Statement of Operations	8

Consolidated Statement of Cash Flows	9

Consolidated Statements of Changes in Net Assets	10

Consolidated Selected Financial Highlights	11

Consolidated Schedule of Investments	12-40

Notes to Consolidated Financial Statements	41-48

Report of Independent Registered Public Accounting Firm	49-50

Interested Trustees	51-52

Independent Trustees	53-54

Officers of the Trust	55

2017 Annual Report

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $221,940,367 )	$230,223,957
Corporate restricted securities at market value
(Cost - $56,367,120)	57,935,933
Corporate public securities at market value
(Cost - $43,792,363)	44,441,709
Short-term securities at amortized cost	3,897,553

Total investments (Cost - $325,997,403)	336,499,152

Cash	7,230,154
Interest receivable	2,936,073
Other assets	25,816

Total assets	346,691,195

Liabilities:
Note payable	30,000,000
Dividend payable	5,981,959
Tax payable	4,398,690
Deferred tax liability	1,530,909
Investment advisory fee payable	948,523
Interest payable	135,317
Accrued expenses	168,489

Total liabilities	43,163,887

Commitments and Contingencies (See Note 8)

Total net assets	$303,527,308

Net Assets:
Common shares, par value $1.00 per share	$19,939,864
Additional paid-in capital	109,701,464
Retained net realized gain on investments, prior years	155,501,181
Undistributed net investment gain	3,034,469
Accumulated net realized gain on investments	6,379,490
Net unrealized appreciation of investments	8,970,840

Total net assets	$303,527,308

Common shares issued and outstanding (28,054,782 authorized)	19,939,864

Net asset value per share	15.22

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2017

Investment Income:
Interest	$27,960,040
Dividends	3,157,802
Other	392,729

Total investment income	31,510,571

Expenses:
Investment advisory fees	3,775,817
Interest	1,516,917
Trustees' fees and expenses	346,000
Professional fees	259,690
Reports to shareholders	114,000
Custodian fees	30,795
Other	214,005

Total expenses	6,257,224

Investment income - net	25,253,347

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	10,253,997
Income tax expense	(4,543,680)

Net realized gain on investments after taxes	5,710,317

Net increase (decrease) in unrealized appreciation (depreciation) of investments before taxes	13,133,162
Net (increase) decrease in deferred income tax expense	(517,708)

Net increase (decrease) in unrealized appreciation (depreciation) of investments after taxes	12,615,454

Net gain on investments	18,325,771

Net increase in net assets resulting from operations	$43,579,118

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED STATEMENT OF CASH FLOWS
For the year ended December 31, 2017

Net decrease in cash:

Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$7,063,980
Purchases of portfolio securities	(91,443,193)
Proceeds from disposition of portfolio securities	78,554,918
Interest, dividends and other income received	28,913,626
Interest expense paid	(1,584,000)
Operating expenses paid	(4,697,394)
Income taxes paid	(2,289,149)

Net cash provided by operating activities	14,518,788

Cash flows from financing activities:
Cash dividends paid from net investment income	(23,818,203)
Receipts for shares issued on reinvestment of dividends	2,240,339
Repayment of Notes	(30,000,000)
Proceeds from Issuance of Notes	30,000,000

Net cash used for financing activities	(21,577,864)

Net decrease in cash	(7,059,076)

Cash - beginning of year	14,289,230

Cash - end of year	$7,230,154

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$43,579,118

Increase in investments	(32,586,969)
Decrease in interest receivable	777,603
Decrease in other assets	967
Increase in deferred tax liability	517,708
Increase in investment advisory fee payable	68,614
Increase in interest payable	(67,083)
Increase in tax payable	2,254,531
Decrease in accrued expenses	(25,701)

Total adjustments to net assets from operations	(29,060,330)

Net cash provided by operating activities	$14,518,788

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2017 and 2016

	2017	2016
Increase in net assets:

Operations:
Investment income - net	$25,253,347	$22,171,839
Net realized gain on investments after taxes	5,710,317	3,711,135
Net change in unrealized appreciation of investments after taxes	12,615,454	1,357,082

Net increase in net assets resulting from operations	43,579,118	27,240,056

Increase from common shares issued on reinvestment of dividends
Common shares issued (2017 - 149,457; 2016 - 125,703)	2,240,339	2,103,555

Dividends to shareholders from:
Net investment income (2017 - $1.20 per share; 2016 - $1.20 per share)	(23,863,040)	(23,688,009)

Total increase in net assets	21,956,417	5,655,602

Net assets, beginning of year	281,570,891	275,915,289

Net assets, end of year (including undistributed net investment income of $3,034,469 and $1,579,139, respectively)	$303,527,308	$281,570,891

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the years ended December 31,
	2017	2016	2015	2014	2013
Net asset value:
Beginning of year	$14.23	$14.03	$14.34	$13.85	$13.38

Net investment income (a)	1.27	1.12	1.04	1.23	1.18
Net realized and unrealized gain (loss) on investments	0.92	0.26	(0.16)	0.45	0.48

Total from investment operations	2.19	1.38	0.88	1.68	1.66

Dividends from net investment income to common shareholders	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)
Dividends from net realized gain on investments to common shareholders	—	—	—	—	—
(Decrease)/Increase from dividends reinvested	0.00	0.02	0.01	0.01	0.01

Total dividends	(1.20)	(1.18)	(1.19)	(1.19)	(1.19)

Net asset value: End of year	$15.22	$14.23	$14.03	$14.34	$13.85

Per share market value: End of year	$15.26	$15.48	$17.25	$15.89	$14.93

Total investment return
Net asset value (b)	15.72%	10.13%	6.20%	13.78%	12.76%
Market value (b)	6.86%	(3.49% )	17.01%	16.53%	5.93%
Net assets (in millions):
End of year	$303.53	$281.57	$275.92	$280.13	$268.69
Ratio of total expenses to average net assets	3.63%	2.92%	2.56%	3.66%	2.42%
Ratio of operating expenses to average net assets	1.59%	1.56%	1.67%	1.65%	1.64%
Ratio of interest expense to average net assets	0.51%	0.56%	0.55%	0.57%	0.59%
Ratio of income tax expense to average net assets	1.53%	0.80%	0.34%	1.44%	0.19%
Ratio of net investment income to average net assets	8.49%	7.80%	7.12%	8.57%	8.50%
Portfolio turnover	25%	29%	29%	38%	34%

(a)	Calculated using average shares.
(b)
Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

Senior borrowings:

Total principal amount (in millions)	$30	$30	$30	$30	$30

Asset coverage per $1,000 of indebtedness	$11,118	$10,386	$10,197	$10,338	$9,956

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2017

Corporate Restricted Securities - 94.94%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 75.85%: (C)

1A Smart Start, Inc.
A designer, distributor and lessor of ignition interlock devices ("IIDs"). IIDs are sophisticated breathalyzers wired to a vehicle's ignition system.
11.75% Second Lien Term Loan due 12/22/2022	$3,500,000	12/21/17	$3,430,411	$3,429,852

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$262,403	08/01/12	253,442	261,666
Preferred Stock Series A (B)	300,000 shs.	08/01/12	300,000	681,647
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	53,794 shs.	08/01/12	101,870	116,226

			655,312	1,059,539

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	53,445

* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for "C-Parts" used by OEMs in their manufacturing and production facilities.
12.5% (1% PIK) Senior Subordinated Note due 09/27/2020	$2,466,046	03/27/15	2,438,038	2,490,706
Preferred Stock (B)	2,276 shs.	03/27/15	227,558	286,450
Common Stock (B)	703 shs.	03/27/15	703	—

			2,666,299	2,777,156

Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
Limited Liability Company Unit	583 uts.	11/18/14	583,000	1,654,900

AM Conservation Holding Corp
A supplier of energy efficiency ("EE") products, including lighting, shower heads and aerators, and weatherization products such as door seals and weather stripping.
11.5% (1.5% PIK) Senior Subordinated Note due 04/30/2023	$3,181,818	10/31/16	3,126,427	3,215,716
11.5% (1.25% PIK) Senior Subordinated Note due 04/30/2023	$418,049	10/06/17	409,947	421,529
Common Stock (B)	318,182 shs.	10/31/16	318,182	471,706

			3,854,556	4,108,951

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	273 uts.	10/04/12	$272,727	$656,336

API Technologies Corp.
A designer, developer and manufacturer of electronic systems, subsystems, modules and secure communications for technically demanding defense, aerospace and commercial applications in the U.S. and internationally.

12% (1% PIK) Senior Subordinated Note due 04/22/2023	$2,847,619	04/22/16	2,831,012	2,904,571
Limited Liability Company Unit (B)	0.90% int.	04/20/16	700,000	994,000

			3,531,012	3,898,571

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% (0.5% PIK) Senior Subordinated Note due 02/01/2020	$3,443,388	*	3,418,919	3,443,388
Limited Partnership Interest	1,048 uts.	08/01/14	1,047,900	1,804,690

* 05/21/13 and 08/01/14.			4,466,819	5,248,078

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$1,534,458	11/19/15	1,513,499	1,487,293
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	57,452

			1,738,799	1,544,745

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
11% Senior Subordinated Note due 02/17/2022	$3,074,700	08/17/15	3,032,589	3,034,633
Preferred Stock (B)	425 shs.	08/17/15	424,875	327,095
Common Stock (B)	425 shs.	08/17/15	425	—

			3,457,889	3,361,728

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 03/21/2021 (D)	$13,750	07/31/14	$13,493	$—
Limited Liability Company Unit (B) (F)	92,327 uts.	*	—	—
Limited Liability Company Unit Class C Preferred (B) (F)	158,988 uts.	09/29/17	983,201	—

* 07/31/14 and 10/14/15.			996,694	—

BCC Software, Inc.
A provider of software and data solutions which enhance mail processing to help direct mail marketers realize discounts from the U.S. Postal Service, avoid penalties associated with mailing errors, and improve the accuracy and efficiency of marketing campaigns.

12% (1% PIK) Senior Subordinated Note due 04/11/2023	$3,033,670	10/11/17	2,974,922	3,048,937
Preferred Stock Series A (B)	47 shs.	10/11/17	471,481	468,787
Common Stock Class A (B)	1,492 shs.	10/11/17	1,492	—

			3,447,895	3,517,724.00

BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$2,959,794	04/28/17	2,904,740	2,946,849
Limited Liability Company Unit (B)	5,600 uts.	04/28/17	560,000	269,216

			3,464,740	3,216,065

Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$134,043	10/12/12	133,619	134,043
13% (1% PIK) Senior Subordinated Note due 09/30/2019	$753,170	10/12/12	734,663	753,170
Common Stock (B)	114,894 shs.	10/12/12	114,894	827,207
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	327,488

			1,028,662	2,041,908

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
12.5% (1.5% PIK) Senior Subordinated Note due 06/30/2021 (D)	$3,217,730	06/30/15	$3,167,754	$—
Common Stock (B)	2,876 shs.	06/30/15	318,200	—

			3,485,954	—

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 06/19/2020	$2,375,451	01/19/11	2,357,404	2,375,451
14% (2% PIK) Senior Subordinated Note due 06/19/2020	$627,595	08/03/12	623,486	627,595
Common Stock (B)	1,125 shs.	01/19/11	112,500	125,631
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	98,754

			3,181,140	3,227,431

Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
Limited Liability Company Unit (B) (F)	3 uts.	03/26/12	569,935	—

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

12.5% (1.5% PIK) Senior Subordinated Note due 04/01/2021	$4,167,460.16	*	4,114,400	4,168,989
Limited Liability Company Unit (B)	3,759 uts.	07/18/16	384,020	339,649

* 10/01/14 and 07/18/16.			4,498,420	4,508,638

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	277 shs.	12/02/08	276,900	1,572,094

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
Limited Liability Company Unit (B) (F)	467 uts.	03/04/15	298,900	468,226

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	156,046 uts.	01/12/07	$156,046	$211,565
Limited Liability Company Unit Class C (B)	112,873 uts.	01/12/07	112,873	165,521
Limited Liability Company Unit Class D (B)	1,268,437 uts.	05/03/10	—	1,757,986
Limited Liability Company Unit Class E (B)	2,081 uts.	05/03/10	—	312,250

			268,919	2,447,322

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
12.75% (1.75% PIK) Senior Subordinated Note due 06/30/2023	$1,579,366	06/30/16	1,553,947	1,623,941
Preferred Stock Series A (B)	1,538 shs.	06/30/16	146,154	176,218
Common Stock Class A (B)	7,692 shs.	06/30/16	7,692	30,629

			1,707,793	1,830,788

CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% (3% PIK) Senior Subordinated Note due 11/22/2019	$2,672,456	11/22/13	2,652,736	2,672,456
Common Stock (B)	180 shs.	*	1,028,568	1,178,438

* 11/22/13 and 09/16/16.			3,681,304	3,850,894

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023	$2,882,353	10/07/16	2,832,686	2,898,362
Limited Liability Company Unit (B) (F)	617,647 uts.	10/07/16	617,647	710,294

			3,450,333	3,608,656

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% (2% PIK) Senior Subordinated Note due 11/04/2020	$3,437,402	05/04/12	3,415,148	3,391,059
Preferred Stock (B)	61 shs.	05/04/12	605,841	570,648
Common Stock (B)	61 shs.	05/04/12	67,316	—

			4,088,305	3,961,707

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Dunn Paper
A provider of specialty paper for niche product applications.
10.32% Second Lien Term Loan due 08/26/2023	$3,500,000	09/28/16	$3,442,397	$3,482,500

Eagle Family Foods, Inc.
A producer of low-cost branded and private label canned milk.
10.74% Last Out Term Loan due 12/31/2021	$3,500,000	12/22/15	3,465,032	3,476,418
10.74% Second Last Out Term Loan due 12/31/2021	$359,951	09/07/17	356,608	357,526

			3,821,640	3,833,944

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% (0.75% PIK) Senior Subordinated Note due 11/21/2020	$2,686,857	11/21/14	2,652,713	2,686,857
Limited Liability Company Unit (B) (F)	467 uts.	11/19/14	145,833	349,741

			2,798,546	3,036,598

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 10/13/2021	$3,215,289	10/14/16	3,170,401	3,114,692
Limited Liability Company Unit (B) (F)	204 uts.	10/14/16	324,074	145,453

			3,494,475	3,260,145

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$2,699,821	06/30/17	2,650,121	2,721,948
Limited Liability Company Unit (B) (F)	806,916 uts.	06/30/17	806,916	887,608

			3,457,037	3,609,556

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% (1.5% PIK) Senior Subordinated Note due 10/04/2019	$1,996,456	04/04/14	$1,981,161	$1,996,456
14% (2% PIK) Senior Subordinated Note due 10/04/2019	$526,801	07/01/16	520,697	530,051
Common Stock (B)	0.64% int.	04/04/14	157,314	188,286

			2,659,172	2,714,793

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	512 uts.	09/27/10	175,035	262,290
Limited Liability Company Unit Common (B)	512 uts.	09/27/10	51,220	925,778

			226,255	1,188,068

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	483,355 uts.	04/15/14	—	483,355
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	394,737	2,414,403
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	49,488	302,693
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	90,000	249,515
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	96,056	392,553

			630,281	3,842,519

FMH Holdings Corporation
A designer and manufacturer of highly engineered components for the aerospace, defense and space industries.
Common Stock (B)	300 shs.	05/01/15	300,485	771,872

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	99,162
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—

			184,049	99,162

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% (2% PIK) Senior Subordinated Note due 03/27/2019	$2,987,050	03/27/13	$2,971,808	$2,688,345
Common Stock (B)	2,835 shs.	03/27/13	283,465	81,253

			3,255,273	2,769,598

Glynlyon Holding Companies, Inc.
A technology-enabled curriculum provider of K-12 and support services predominantly to small and medium public school districts.
12% (1% PIK) Senior Subordinated Note due 01/15/2022	$3,264,168	01/15/16	3,216,158	3,329,452
Common Stock (B)	299 shs.	01/15/16	299,145	614,825

			3,515,303	3,944,277

GlynnDevins Acquisition Corporation
A marketing communications agency that services senior living facilities.
Preferred Stock Series A (B)	695 shs.	06/19/15	143,414	171,056
Common Stock (B)	695 shs.	06/19/15	5,976	109,404

			149,390	280,460

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
Common Stock (B)	355 shs.	10/31/14	354,730	469,631

GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
7.66% Term Loan due 12/21/2022	$5,000,000	12/19/17	4,900,503	4,900,259

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 05/22/2023	$1,455,729	02/05/14	1,408,657	1,455,729
Common Stock (B)	2,093 shs.	*	209,271	258,917
Warrant, exercisable until 2027, to purchase common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	98,346

* 02/05/14 and 11/22/17.			1,691,561	1,812,992

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% (1% PIK) Senior Subordinated Note due 06/19/2021	$3,500,000	*	$3,453,423	$3,507,418
Limited Liability Company Unit Preferred (B)	754 uts.	**	754,061	901,887
Limited Liability Company Unit Common Class A (B)	7,292 uts.	12/19/14	—	82,530

* 12/19/14 and 02/21/17.			4,207,484	4,491,835
** 12/19/14 and 04/29/16.

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
12.5% (1% PIK) Senior Subordinated Note due 07/01/2022	$3,244,918	07/01/16	3,194,505	3,309,816
Common Stock (B)	303 shs.	07/01/16	303,333	380,478

			3,497,838	3,690,294

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 08/14/2020	$2,290,061	02/14/14	2,270,664	2,290,061
12% Senior Subordinated Note due 08/14/2020	$875,000	06/22/15	870,486	883,750
Common Stock (B)	1,666 shs.	02/14/14	1,667	623,246

			3,142,817	3,797,057

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% (2% PIK) Senior Subordinated Note due 11/26/2020	$3,301,780	01/17/14	3,274,981	3,301,780
Limited Liability Company Unit (B) (F)	203 uts.	01/17/14	203,125	30,093

			3,478,106	3,331,873

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
14.25% (2.75% PIK) Senior Subordinated Note due 12/11/2020	$2,859,520	*	2,823,113	2,573,568

* 12/30/15 and 12/23/16.

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F(B) (F)	89 uts.	10/14/11	$—	$—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—

			—	—

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 10/01/2018	$2,075,581	08/19/08	2,072,057	1,868,023
Common Stock (B)	474 shs.	08/19/08	474,419	—
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	123 shs.	08/19/08	113,773	—

			2,660,249	1,868,023

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
15% (15% PIK) Senior Subordinated Note due 11/10/2020	$2,373,861	11/10/14	2,349,059	1,954,493
Common Stock (B)	4,667 shs.	11/10/14	466,667	—

			2,815,726	1,954,493

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	89 shs.	02/27/07	2,689	212,627

Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
Limited Liability Company Unit Class A (B) (F)	565 uts.	12/11/13	—	3,665,785

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
Limited Liability Company Unit (B) (F)	2,493,253 uts.	12/05/12	557,301	—
Limited Liability Company Unit Class A-1 (B) (F)	381,717 uts.	10/31/16	381,717	561,201
Limited Liability Company Unit Class A-2 (B) (F)	2,478,261 uts.	10/31/16	—	227,504

			939,018	788,705

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	75 uts.	06/30/15	$—	$157,981
Common Stock (B)	667 shs.	07/15/08	539,502	842,567

			539,502	1,000,548

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 04/30/2019 (D)	$1,259,914	01/15/10	1,212,363	1,133,923
15% (2.5% PIK) Senior Subordinated Note due 04/30/2019 (D)	$345,759	10/05/10	343,820	311,183
Common Stock (B)	106 shs.	10/05/10	106,200	94,963
Common Stock Class B (B)	353 shs.	01/15/10	352,941	315,594
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	279,299

			2,299,062	2,134,962

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$1,736,205	04/17/15	1,726,051	1,302,154
Limited Liability Company Unit	9 uts.	04/17/15	1,356,658	—

			3,082,709	1,302,154

Merex Holding Corporation
A provider of after-market spare parts and components, as well as maintenance, repair and overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 10/30/2019 (D)	$1,362,886	09/22/11	1,347,188	1,349,257
15% PIK Senior Subordinated Note due 04/30/2022 (D)	$71,517	08/18/15	71,517	67,941
14% PIK Senior Subordinated Note due 06/30/2019	$185,937	*	185,937	186,257
Common Stock Class A (B)	249,235 shs.	**	512,114	870,173

* 10/21/16, 01/27/17 and 10/13/17.			2,116,756	2,473,628
** 08/18/15, 10/20/16 and 01/27/17.

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021	$2,267,887	09/30/14	$2,239,830	$2,254,399
Common Stock Class B (B)	445,455 shs.	09/30/14	445,455	216,371

			2,685,285	2,470,770

Midwest Industrial Rubber, Inc.
A supplier of industrial maintenance, repair, and operations ("MRO") products, specializing in the fabrication and distribution of lightweight conveyor belting and related conveyor components and accessories.

12% (1% PIK) Senior Subordinated Note due 12/02/2022	$3,186,524	12/02/16	3,131,658	3,250,255
Preferred Stock (B)	3,472 shs.	12/02/16	347,191	333,234
Common Stock (B)	491 shs.	12/02/16	491	-

			3,479,340	3,583,489

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% (2% PIK) Senior Subordinated Note due 05/02/2020	$3,206,782	11/02/12	3,185,465	3,206,782
Common Stock (B)	107 shs.	11/02/12	107,143	166,200

			3,292,608	3,372,982

Money Mailer Equity LLC
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
12% (1% PIK) Senior Subordinated Note due 10/29/2021	$3,555,993	04/29/16	3,503,813	3,320,951

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% (1.75% PIK) Senior Subordinated Note due 08/15/2020	$852,555	11/30/10	847,465	852,555
Limited Liability Company Unit Class B-1 (B) (F)	225,000 uts.	11/30/10	—	128,947
Limited Liability Company Unit Class B-2 (B) (F)	20,403 uts.	11/30/10	—	11,693

			847,465	993,195

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020 (D)	$1,530,000	02/02/07	$1,528,882	$61,200
Limited Partnership Interest of Saw Mill PCG
Partners LLC (B)	2.76% int.	02/01/07	1,110,810	—
Limited Liability Company Unit Class D of Saw Mill PCG Partners LLC (B)	17 uts.	*	16,759	—
Limited Liability Company Unit Class D-1 of Saw Mill PCG Partners LLC (B)	229 uts.	09/30/09	228,858	—
Limited Liability Company Unit Class D-2 of Saw Mill PCG Partners LLC (B)	128 uts.	04/29/11	65,256	—
Limited Liability Company Unit Class D-3 of Saw Mill PCG Partners LLC (B)	196 uts.	12/10/14	196,263	137,186

* 12/18/08 and 09/30/09.			3,146,828	198,386

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% (1.75% PIK) Senior Subordinated Note due 05/17/2023	$3,099,913	06/30/16	3,050,049	3,161,911
Common Stock (B)	420 shs.	05/17/16	420,000	530,152

			3,470,049	3,692,063

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, "free from" healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 07/29/2021	$2,940,000	01/29/16	2,897,431	2,998,800
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$662,879	02/17/17	651,164	673,936
Common Stock Class B (B)	772,121 shs.	*	772,121	1,088,962

* 01/29/16 and 02/17/17.			4,320,716	4,761,698

Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.

11.25% Term Loan due 11/16/2022	$703,559	11/14/17	683,239	683,373
7.67% Term Loan due 11/17/2024	$4,305,556	11/14/17	3,922,621	3,926,254

			4,605,860	4,609,627

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.90% int.	*	$420,814	$35,817

* 11/29/12 and 12/20/16.

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (1% PIK) Senior Subordinated Note due 01/31/2020	$2,213,860	07/31/14	2,194,276	1,992,474
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	5,617
Limited Liability Company Unit Class F	41,841 uts.	09/28/17	28,962	782

			2,523,723	1,998,873

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
Limited Liability Company Unit Preferred (B) (F)	2,332 uts.	05/29/15	233,200	234,850
Limited Liability Company Unit Common (B) (F)	2,332 uts.	05/29/15	—	355,977

			233,200	590,827

PPC Event Services
A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/20/2020	$2,415,317	11/20/14	2,391,462	2,415,316
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	963,392
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	109,798

			2,827,529	3,488,506

Randy's Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
Common Stock (B)	240 shs.	05/12/15	240,388	685,976

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
10.5% (0.5% PIK) Senior Subordinated Note due 02/28/2023	$2,906,191	11/13/17	2,906,191	2,929,232
Limited Liability Company Unit Class B	595,745 uts.	11/13/17	595,745	595,745

			3,501,936	3,524,977

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Signature Systems Holdings Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	181 shs.	03/15/13	$181,221	$188,056
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	74 shs.	03/15/13	67,958	76,823

			249,179	264,879

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	619 uts.	*	493,496	819,507
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	157 shs.	*	127,437	207,609

* 08/31/07 and 03/06/08.			620,933	1,027,116

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% (2% PIK) Senior Subordinated Note due 10/18/2019 (D)	$1,477,388	10/18/13	1,452,295	—
Common Stock (B)	1,681 shs.	10/18/13	168,100	—

			1,620,395	—

Software Paradigms International Group, LLC
An outsourced IT services provider focused on the retail industry.
12.5% (1.5% PIK) Senior Subordinated Note due 11/23/2021	$3,500,000	05/23/16	3,445,664	3,535,000

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022	$1,760,454	03/27/17	1,741,076	1,760,454
Limited Liability Company Unit Class A (B) (F)	29 uts.	03/27/17	1,717,802	2,121,131

			3,458,878	3,881,585

Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	519,191
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	86,690

			377,922	605,881

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Strategic Insight, Inc.
A provider of largely proprietary data, market research, and business intelligence to the global asset management industry.
10.94% Second Lien Term Loan due 12/21/2024	$3,500,000	12/28/17	$3,421,343	$3,421,170

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 01/31/2019 (D)	$4,285,410	*	4,075,756	2,999,787
Common Stock (B)	115 shs.	12/14/10	114,504	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	—

* 12/14/10, 08/17/12 and 03/31/16.			4,302,007	2,999,787

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 07/31/2021	$2,491,197	07/31/15	2,441,868	2,179,797
Common Stock (B)	139 shs.	*	213,007	23,205

* 07/31/15 and 11/08/17			2,654,875	2,203,002

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
Limited Liability Company Unit (B)	194,400 uts.	10/15/15	194,400	309,290

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
10.5% (0.5% PIK) Senior Subordinated Note due 11/30/2023	$2,770,833	11/30/17	2,770,833	2,797,583
Limited Liability Company Unit	729,167 uts.	11/30/17	729,167	729,167

			3,500,000	3,526,750

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
15% (7.5% PIK) Senior Subordinated Note due 12/05/2020	$139,154	12/05/13	$427,242	$139,154
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	53,038 shs.	12/05/13	—	39,778

			427,242	178,932

Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
Limited Liability Company Unit Preferred Class A (B)	305,393 uts.	*	332,498	1,641,977

* 07/05/13 and 02/13/17.

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 07/31/2020	$2,354,918	01/23/15	2,330,440	2,136,792

Velocity Technology Solutions, Inc
A provider of outsourced hosting services for enterprise resource planning software applications and information technology infrastructure to mid and large-sized enterprises.
7.52% Lien Term Loan due 12/07/2023	$4,200,000	12/07/17	4,158,403	4,160,133

Veritext Corporation
A provider of stenographic staffing and other services used during the legal deposition process.
10.69% Second Lien Term Loan due 01/29/2023	$4,083,333	*	4,022,592	4,031,624

* 01/21/16 and 02/23/17.

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
Common Stock (B)	7,368 shs.	03/31/14	736,842	1,340,272

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2019 (D)	$3,359,243	11/30/06	$1,900,686	$3,359,243
Common Stock (B)	191 shs.	11/30/06	191,250	—
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	95 shs.	11/30/06	86,493	—

			2,178,429	3,359,243

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 02/03/2021	$769,501	08/03/15	760,493	777,196
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	1,172,319

			1,511,705	1,949,515

Whitebridge Pet Brands Holdings, LLC
A portfolio of natural treats and foods for dogs and cats.
11.5% (0.5% PIK) Senior Subordinated Note due 08/18/2021	$3,015,591 shs.	04/18/17	2,977,200	3,040,486
Limited Liability Company Unit Class A (B) (F)	250 uts.	04/18/17	300,485	271,476
Limited Liability Company Unit Class B (B) (F)	250 uts.	04/18/17	—	143,276

			3,277,685	3,455,238

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
12.5% (1.5% PIK) Senior Subordinated Note due 07/22/2021	$3,275,677	01/22/16	3,229,622	3,341,190
Common Stock (B)	318 shs.	01/22/16	318,182	470,995

			3,547,804	3,812,185

Worldwide Express Operations, LLC
A third party logistics company providing parcel, less than truck load and truck load services focused on the small and medium business market through both company owned and franchise locations.
10.2% Second Lien Term Loan due 02/03/2025	$3,500,000	02/13/17	3,453,305	3,478,126

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% (2.5% PIK) Senior Subordinated Note due 06/12/2020	$2,973,222	11/03/11	2,964,006	2,973,222
Common Stock (B)	4,500 shs.	11/03/11	450,000	354,002

			3,414,006	3,327,224

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
12.5% (1.5% PIK) Senior Subordinated Note due 03/04/2021 (D)	$3,190,238	03/04/15	$3,144,099	$2,872,083
Common Stock (B)	3,723 shs.	03/04/15	372,300	31,336

			3,516,399	2,903,419

Total Private Placement Investments (E)			$221,940,367	$230,223,957

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 19.09%:

Bonds - 18.93%
Alliance Resource Partners, L.P.	7.500%	05/01/25	$1,000,000	$1,041,312	$1,062,500
Altice Financing S.A.	7.500	05/15/26	1,000,000	1,057,462	1,065,000
Altice S.A.	7.750	05/15/22	1,000,000	1,000,000	985,000
American Airlines Group Inc.	5.500	10/01/19	870,000	885,527	893,925
Amsted Industries	5.375	09/15/24	520,000	520,000	540,800
Avantor Inc	9.000	10/01/25	1,000,000	1,000,000	985,000
Balboa Merger Sub, Inc.	11.375	12/01/21	1,000,000	1,090,023	1,089,380
Beacon Roofing Supply, Inc.	4.875	11/01/25	819,000	819,000	822,071
Boise Cascade Company	5.625	09/01/24	259,000	259,000	273,245
Carlson Travel, Inc.	9.500	12/15/24	342,000	287,432	275,310
CITGO Holding, Inc.	10.750	02/15/20	1,000,000	1,013,113	1,072,500
CITGO Petroleum Corporation	6.250	08/15/22	925,000	925,000	931,938
Consol Energy Inc.	11.000	11/15/25	1,000,000	1,000,000	1,050,000
Consolidated Energy Finance S.A.	6.750	10/15/19	394,000	391,090	400,895
Coveris Holdings S.A.	7.875	11/01/19	1,000,000	1,000,000	992,500
CVR Partners, LP.	9.250	06/15/23	1,000,000	979,221	1,076,250
Diamond 1 Finance Corp / Diamond 2 Finance Corp (Dell)	5.875	06/15/21	228,000	228,000	236,550
Digicel Group Limited	8.250	09/30/20	400,000	384,637	393,516
Digicel Group Limited	6.000	04/15/21	1,000,000	935,028	984,260
Eagle Holding Co II LLC	7.625	05/15/22	208,000	208,000	210,080
EP Energy Corporation	8.000	11/29/24	500,000	500,000	516,250
First Quantum Minerals Ltd.	7.500	04/01/25	1,000,000	969,897	1,085,000
Gates Global LLC	6.000	07/15/22	1,000,000	818,303	1,022,500
Hertz Corporation	7.625	06/01/22	1,000,000	1,000,000	1,047,500
Hilcorp Energy Company	5.000	12/01/24	500,000	500,000	495,000
Hill-Rom Holdings, Inc.	5.750	09/01/23	385,000	385,000	402,806
Hub International Ltd.	7.875	10/01/21	1,000,000	1,000,000	1,041,250
IAMGOLD Corporation	7.000	04/15/25	1,000,000	1,000,000	1,032,500
Infor (US), Inc.	5.750	08/15/20	226,000	224,721	232,215
International Automotive Component	9.125	06/01/18	989,000	983,964	979,110
J.B. Poindexter Co., Inc.	9.000	04/01/22	802,000	825,874	832,075
JBS USA Holdings, Inc.	7.750	10/28/20	750,000	769,340	765,000
JDA Escrow LLC	7.375	10/15/24	179,000	179,000	187,503
Jupiter Resources Inc.	8.500	10/01/22	1,000,000	942,513	620,000

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

KeHE Distributors, LLC	7.625%	08/15/21	$1,000,000	$1,037,001	$1,002,500
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	1,315,000	1,341,713	1,369,244
New Gold Inc.	6.250	11/15/22	1,000,000	1,004,392	1,032,500
New Gold Inc.	6.375	05/15/25	231,000	231,000	244,859
Numericable Group SA	6.000	05/15/22	1,000,000	981,788	1,012,500
Onex Corporation	8.500	10/01/22	1,352,000	1,294,035	1,318,200
OPE KAG Finance Sub	7.875	07/31/23	1,750,000	1,806,815	1,811,250
Ortho-Clinical Diagnostics, Inc.	6.625	05/15/22	1,261,000	1,243,131	1,267,305
Peabody Energy Corporation	6.615	03/31/25	1,000,000	986,100	1,040,000
Pinnacle Operating Corporation	9.000	05/15/23	756,588	926,508	703,627
Prime Security Services Borrower	9.250	05/15/23	1,250,000	1,276,134	1,387,500
PSPC Escrow Corp	6.500	02/01/22	299,000	262,944	309,091
Sabre GLBL Inc.	5.250	11/15/23	251,000	251,000	256,723
Signode Industrial Group	6.375	05/01/22	1,265,000	1,241,473	1,321,925
Sirius XM Radio Inc.	5.375	04/15/25	250,000	250,000	260,313
Sirius XM Radio Inc.	5.375	07/15/26	1,000,000	992,831	1,036,250
Suncoke Energy	7.500	06/15/25	1,000,000	985,368	1,045,000
Tallgrass Operations LLC	5.500	09/15/24	605,000	605,000	620,880
Teine Energy Ltd.	6.875	09/30/22	1,300,000	1,307,993	1,342,250
Tempo Acquisition LLC	6.750	06/01/25	216,000	216,000	218,160
Topaz Marine S.A.	9.125	07/26/22	1,000,000	1,000,000	1,033,128
Tullow Oil Plc	6.250	04/15/22	1,225,000	1,064,424	1,229,655
Unitymedia KabelBW GmbH	6.125	01/15/25	1,000,000	1,000,000	1,055,000
Univision Communications, Inc.	5.125	05/15/23	325,000	325,000	324,188
UPCB Finance IV Limited	5.375	01/15/25	425,000	425,000	427,933
USIS Merger Sub Inc.	6.875	05/01/25	1,000,000	1,000,000	1,010,000
VFH Parent LLC / Orchestra Co-Issuer Inc	6.750	06/15/22	174,000	174,000	183,135
Vine Oil & Gas LP	8.750	04/15/23	1,000,000	990,298	970,000
Virgin Media Secured Finance PLC	5.250	01/15/26	1,000,000	1,004,293	1,010,000
VistaJet Malta Finance P.L.C.	7.750	06/01/20	786,000	713,699	730,980
VRX Escrow Corp.	5.875	05/15/23	1,500,000	1,161,335	1,391,250
Warrior Met Coal, Inc.	8.000	11/01/24	433,000	433,000	447,073
Watco Companies, L.L.C.	6.375	04/01/23	1,000,000	1,000,000	1,035,000
West Street Merger Sub Inc.	6.375	09/01/25	1,110,000	1,109,562	1,112,775
WMG Acquisition Corp.	6.750	04/15/22	1,000,000	1,032,972	1,045,000
Zekelman Industries, Inc	9.875	06/15/23	230,000	230,000	258,749

Total Bonds				56,027,266	57,463,372

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Preferred Stock - 0.15%
Pinnacle Operating Corporation (B)			$519,298	$339,854	$472,561

Total Preferred Stock				339,854	472,561

Common Stock - 0.00%
TherOX, Inc. (B)			6	—	—
Touchstone Health Partnership (B)			1,168	—	—

Total Common Stock				—	—

Total Rule 144A Securities				56,367,120	57,935,933

Total Corporate Restricted Securities				$278,307,487	$288,159,890

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Public Securities - 14.64%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 3.54%
Almonde, Inc.	8.729%	06/13/25	$940,734	$958,941	$940,969
Big River Steel LLC	6.693	08/23/23	239,001	236,745	240,792
Caelus Energy Alaska, LLC	9.100	04/15/20	1,000,000	996,014	885,000
Cunningham Lindsey U.S., Inc.	5.443	12/10/19	62,316	59,488	62,066
DigiCert, Inc.	9.380	10/31/25	992,526	991,340	996,873
Fieldwood Energy LLC	8.693	08/31/20	344,430	318,948	309,987
Fieldwood Energy LLC	8.818	09/30/20	1,044,008	636,739	334,949
Fieldwood Energy LLC	8.818	09/30/20	1,455,992	964,211	999,786
Focus Financial Partners, LLC	9.193	05/22/25	800,000	818,000	807,000
Gulf Finance LLC	6.950	08/25/23	520,764	516,616	466,303
Higginbotham Insurance Agency, Inc.	7.250	12/19/25	409,358	405,264	405,264
K&N Engineering, Inc.	10.319	10/21/24	1,000,000	982,912	975,000
Kronos Incorporated	9.627	11/01/24	409,457	405,934	424,402
Murray Energy Corporation	8.943	04/16/20	910,230	834,932	798,727
Seadrill Partners Finco, LLC	4.693	02/21/21	979,592	594,502	788,571
Serta Simmons Bedding, LLC	9.407	11/08/24	1,000,000	968,761	850,000
Summit Midstream Holdings, LLC	7.569	05/13/22	282,146	279,750	286,612
WS Packaging Group, Inc.	6.569	08/09/19	180,830	167,788	170,885

Total Bank Loans				11,136,885	10,743,186

Bonds - 11.10%
A. Schulman Inc.	6.875	06/01/23	1,000,000	1,010,565	1,040,000
AMC Entertainment Holdings, Inc.	6.125	05/15/27	1,000,000	973,230	992,500
Anchorage Capital Group, L.L.C.	8.609	01/15/29	700,000	724,063	712,361
Anixter, Inc.	5.500	03/01/23	1,000,000	1,000,000	1,076,550
Antero Resources Corporation	5.375	11/01/21	800,000	800,000	820,000
Beazer Homes USA Inc.	6.750	03/15/25	598,000	598,000	630,143
Beazer Homes USA Inc.	8.750	03/15/22	320,000	320,000	352,768
Boyd Gaming Corporation	6.375	04/01/26	197,000	197,000	212,268
Clear Channel Worldwide Holdings, Inc.	7.625	03/15/20	1,000,000	997,800	980,000
Clearwater Paper Corporation	4.500	02/01/23	750,000	745,692	741,563
CVR Refining LLC	6.500	11/01/22	650,000	636,192	669,500
EnPro Industries Inc.	5.875	09/15/22	250,000	252,188	260,313
EP Energy Corporation	9.375	05/01/20	819,000	481,559	692,055
Ferrellgas Partners, L.P	6.750	01/15/22	1,000,000	1,004,991	925,000
Ferrellgas Partners, L.P	8.625	06/15/20	1,048,000	1,048,608	893,420

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Public Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Genesis Energy, L.P.	5.625%	06/15/24	$1,000,000	$939,975	$975,000
GEO Group, Inc. (The)	5.875	01/15/22	1,000,000	958,682	1,030,000
HCA Holdings, Inc.	5.375	02/01/25	150,000	152,116	155,249
HealthSouth Corporation	5.750	11/01/24	579,000	582,138	592,751
Hughes Satellite Systems Corporation	6.625	08/01/26	1,250,000	1,234,594	1,309,375
Icahn Enterprises L.P.	6.000	08/01/20	1,150,000	1,160,015	1,182,689
Kindred Healthcare, Inc.	8.750	01/15/23	701,000	701,000	743,060
Lamar Media Corp.	5.375	01/15/24	320,000	320,000	334,400
Laredo Petroleum, Inc.	5.625	01/15/22	1,000,000	955,940	1,010,000
Level 3 Communications Inc.	5.250	03/15/26	758,000	774,912	744,015
NRG Energy, Inc.	7.250	05/15/26	500,000	502,925	544,370
NRG Energy, Inc.	6.625	01/15/27	1,000,000	956,405	1,057,500
Oasis Petroleum Inc.	6.875	03/15/22	1,000,000	1,000,000	1,026,250
Park-Ohio Industries Inc.	6.625	04/15/27	343,000	343,000	369,583
PBF Holding Company LLC	7.000	11/15/23	65,000	65,000	67,600
Perry Ellis International, Inc.	7.875	04/01/19	250,000	249,376	250,000
P.H. Glatfelter Company	5.375	10/15/20	1,000,000	1,005,884	1,012,500
Ply Gem Industries, Inc.	6.500	02/01/22	1,000,000	952,920	1,036,250
Select Medical Corporation	6.375	06/01/21	650,000	655,094	667,063
SM Energy Company	6.750	09/15/26	1,500,000	1,488,394	1,545,000
Sonic Automotive, Inc.	6.125	03/15/27	352,000	352,000	349,360
Sprint Corporation	7.125	06/15/24	315,000	315,000	320,512
Suburban Propane Partners, L.P.	5.750	03/01/25	1,000,000	1,000,000	987,500
Sunoco LP	6.250	04/15/21	840,000	836,408	873,180
TransDigm Group, Inc.	6.375	06/15/26	1,000,000	978,883	1,010,000
Triumph Group, Inc.	4.875	04/01/21	1,000,000	965,929	982,500
Western Digital Corporation	10.500	04/01/24	494,000	494,000	572,422
William Lyon Homes	7.000	08/15/22	1,000,000	1,000,000	1,030,000
WPX Energy, Inc.	5.250	09/15/24	925,000	925,000	921,809

Total Bonds				32,655,478	33,698,379

Common Stock - 0.00%
Chase Packaging Corporation (B)			9,541	—	144

Total Common Stock				—	144

Total Corporate Public Securities				$43,792,363	$44,441,709

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Short-Term Securities:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 1.28%
PACCAR Financial Corp.	1.146%	01/29/18	$2,000,000	$1,997,822	$1,997,822
Virginia Electric and Power Company	1.700	01/04/18	1,900,000	1,899,731	1,899,731

Total Short-Term Securities				$3,897,553	$3,897,553

Total Investments	110.86%			$325,997,403	$336,499,152

Other Assets	3.36				10,192,043

Liabilities	(14.22)				(43,163,887)

Total Net Assets	100.00%				$303,527,308

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of December 31, 2017, the value of these securities amounted to $230,223,957 or 75.85% of net assets.
(F)	Held in CI Subsidiary Trust.
^	Effective yield at purchase
PIK	- Payment-in-kind

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 5.04%
API Technologies Corp.	$3,898,571
BEI Precision Systems & Space Company, Inc.	3,216,065
FMH Holdings Corporation	771,872
Merex Holding Corporation	2,473,628
Sunvair Aerospace Group Inc.	2,203,002
TransDigm Group, Inc.	1,010,000
Triumph Group, Inc.	982,500
VistaJet Malta Finance P.L.C.	730,980
15,286,618

AIRLINES - 0.29%
American Airlines Group Inc.	893,925

AUTOMOTIVE - 6.09%
Aurora Parts & Accessories LLC	3,361,728
DPL Holding Corporation	3,961,707
English Color & Supply LLC	3,609,556
Gates Global LLC	1,022,500
Grakon Parent	469,631
International Automotive Component	979,110
J.B. Poindexter Co., Inc.	832,075
K&N Engineering, Inc.	975,000
PACCAR Financial Corp.	1,997,822
Power Stop Holdings LLC	590,827
Randy's Worldwide Automotive	685,976
18,485,932

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.58%
Higginbotham Insurance Agency, Inc.	405,264
Icahn Enterprises L.P.	1,182,689
VFH Parent LLC / Orchestra Co-Issuer Inc	183,135
1,771,088

BUILDING MATERIALS - 9.57%
ARI Holding Corporation	5,248,078
Beacon Roofing Supply, Inc.	822,071
Boise Cascade Company	273,245

Fair Value/ Market Value

Happy Floors Acquisition, Inc.	$3,690,294
Janus Group Holdings LLC	3,665,785
NSi Industries Holdings, Inc.	3,692,063
Ply Gem Industries, Inc.	1,036,250
Signature Systems Holdings Company	264,879
Sunrise Windows Holding Company	2,999,787
Torrent Group Holdings, Inc.	178,932
Wellborn Forest Holding Company	3,359,243
Wolf-Gordon, Inc.	3,812,185
29,042,812

CABLE & SATELLITE - 1.93%
Altice Financing S.A.	1,065,000
Altice S.A.	985,000
Hughes Satellite Systems Corporation	1,309,375
Unitymedia KabelBW GmbH	1,055,000
UPCB Finance IV Limited	427,933
Virgin Media Secured Finance PLC	1,010,000
5,852,308

CHEMICALS - 2.48%
A. Schulman Inc.	1,040,000
Compass Chemical International LLC	468,226
Consolidated Energy Finance S.A.	400,895
CVR Partners, LP.	1,076,250
LBC Tank Terminals Holding Netherlands B.V.	1,369,244
Pinnacle Operating Corporation	1,176,188
Polytex Holdings LLC	1,998,873
7,529,676

CONSUMER CYCLICAL SERVICES - 3.10%
Carlson Travel, Inc.	275,310
CHG Alternative Education Holding Company	3,227,431
Church Services Holding Company	—
GEO Group, Inc. (The)	1,030,000
PPC Event Services	3,488,506
Prime Security Services Borrower	1,387,500
9,408,747

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Industry Classification: (Continued)	Fair Value/ Market Value

CONSUMER PRODUCTS - 9.64%
AMS Holding LLC	$656,336
Blue Wave Products, Inc.	2,041,908
Elite Sportswear Holding, LLC	3,260,145
gloProfessional Holdings, Inc.	2,769,598
GTI Holding Company	1,812,992
Handi Quilter Holding Company	4,491,835
HHI Group, LLC	3,331,873
Manhattan Beachwear Holding Company	2,134,962
Master Cutlery LLC	1,302,154
Perry Ellis International, Inc.	250,000
Serta Simmons Bedding, LLC	850,000
Whitebridge Pet Brands Holdings, LLC	3,455,238
York Wall Holding Company	2,903,419
29,260,460

DIVERSIFIED MANUFACTURING - 7.05%
ABC Industries, Inc.	1,059,539
Advanced Manufacturing Enterprises LLC	53,445
Airxcel Holdings	1,654,900
Amsted Industries	540,800
EnPro Industries Inc.	260,313
F G I Equity LLC	3,842,519
K P I Holdings, Inc.	1,000,548
Motion Controls Holdings	993,195
NetShape Technologies, Inc.	198,386
Reelcraft Industries, Inc.	3,524,977
SR Smith LLC	3,881,585
Strahman Holdings Inc	605,881
Therma-Stor Holdings LLC	3,526,750
Zekelman Industries, Inc	258,749
21,401,587

ELECTRIC - 2.51%
AM Conservation Holding Corp	4,108,951
NRG Energy, Inc.	1,601,870
Virginia Electric and Power Company	1,899,731
7,610,552

Fair Value/ Market Value

ENERGY - 0.29%
Caelus Energy Alaska, LLC	$885,000

FINANCIAL OTHER - 3.00%
Anchorage Capital Group, L.L.C.	712,361
Cunningham Lindsey U.S., Inc.	62,066
Focus Financial Partners, LLC	807,000
Hub International Ltd.	1,041,250
Insurance Claims Management, Inc.	212,627
Onex Corporation	1,318,200
PSPC Escrow Corp	309,091
Strategic Insight Inc.	3,421,170
Tempo Acquisition LLC	218,160
USIS Merger Sub Inc.	1,010,000
9,111,925

FOOD & BEVERAGE - 9.10%
Del Real LLC	3,608,656
Eagle Family Foods, Inc.	3,833,944
F F C Holding Corporation	1,188,068
Hollandia Produce LLC	2,573,568
Hospitality Mints Holding Company	1,868,023
Impact Confections	1,954,493
JBS USA Holdings, Inc.	765,000
JMH Investors LLC	788,705
KeHE Distributors, LLC	1,002,500
PANOS Brands LLC	4,761,698
Westminster Acquisition LLC	1,949,515
WP Supply Holding Corporation	3,327,224
27,621,394

GAMING - 1.34%
Boyd Gaming Corporation	212,268
CTM Holding, Inc.	3,850,894
4,063,162

HEALTHCARE - 3.66%
Avantor Inc	985,000
CORA Health Services, Inc.	1,830,788
Eagle Holding Co II LLC	210,080
ECG Consulting Group	3,036,598

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Industry Classification: (Continued)	Fair Value/ Market Value

GD Dental Services LLC	$99,162
HCA Holdings, Inc.	155,249
HealthSouth Corporation	592,751
Hill-Rom Holdings, Inc.	402,806
Kindred Healthcare, Inc.	743,060
Ortho-Clinical Diagnostics, Inc.	1,267,305
Select Medical Corporation	667,063
TherOX, Inc.	—
Touchstone Health Partnership	—
West Street Merger Sub Inc.	1,112,775
11,102,637

HOME CONSTRUCTION - 0.66%
Beazer Homes USA Inc.	982,911
William Lyon Homes	1,030,000
2,012,911

INDEPENDENT - 2.98%
Antero Resources Corporation	820,000
EP Energy Corporation	1,208,305
Fieldwood Energy LLC	1,644,722
Jupiter Resources Inc.	620,000
Laredo Petroleum, Inc.	1,010,000
SM Energy Company	1,545,000
Tullow Oil Plc	1,229,655
Vine Oil & Gas LP	970,000
9,047,682

INDUSTRIAL OTHER - 5.67%
AFC - Dell Holding Corporation	2,777,156
Clough, Harbour and Associates	1,572,094
Connecticut Electric, Inc.	2,447,322
Hartland Controls Holding Corporation	3,797,057
Midwest Industrial Rubber, Inc.	3,583,489
Park-Ohio Industries Inc.	369,583
Smart Source Holdings LLC	1,027,116
SMB Machinery Holdings, Inc.	—
Tranzonic Holdings LLC	1,641,977
17,215,794

Fair Value/ Market Value

MEDIA & ENTERTAINMENT - 2.82%
AMC Entertainment Holdings, Inc.	$992,500
BlueSpire Holding, Inc.	—
Clear Channel Worldwide Holdings, Inc.	980,000
GlynnDevins Acquisition Corporation	280,460
HOP Entertainment LLC	—
Lamar Media Corp.	334,400
Money Mailer Equity LLC	3,320,951
Sirius XM Radio Inc.	1,296,563
Univision Communications, Inc.	324,188
WMG Acquisition Corp.	1,045,000
8,574,062

METALS & MINING - 2.99%
Alliance Resource Partners, L.P.	1,062,500
Big River Steel LLC	240,792
Consol Energy Inc.	1,050,000
First Quantum Minerals Ltd.	1,085,000
IAMGOLD Corporation	1,032,500
Murray Energy Corporation	798,727
New Gold Inc.	1,277,359
Peabody Energy Corporation	1,040,000
Suncoke Energy	1,045,000
Warrior Met Coal, Inc.	447,073
9,078,951

MIDSTREAM - 2.05%
CVR Refining LLC	669,500
Ferrellgas Partners, L.P	1,818,420
Genesis Energy, L.P.	975,000
Suburban Propane Partners, L.P.	987,500
Summit Midstream Holdings, LLC	286,612
Sunoco LP	873,180
Tallgrass Operations LLC	620,880
6,231,092

OIL FIELD SERVICES - 2.01%
Avantech Testing Services LLC	—
Gulf Finance LLC	466,303

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Industry Classification: (Continued)	Fair Value/ Market Value

Hilcorp Energy Company	$495,000
Oasis Petroleum Inc.	1,026,250
Petroplex Inv Holdings LLC	35,817
Seadrill Partners Finco, LLC	788,571
Teine Energy Ltd.	1,342,250
Topaz Marine S.A.	1,033,128
WPX Energy, Inc.	921,809
6,109,128

PACKAGING - 1.33%
ASC Holdings, Inc.	1,544,745
Chase Packaging Corporation	144
Coveris Holdings S.A.	992,500
Signode Industrial Group	1,321,925
WS Packaging Group, Inc.	170,885
4,030,199
d
PAPER - 1.73%
Clearwater Paper Corporation	741,563
Dunn Paper	3,482,500
P.H. Glatfelter Company	1,012,500
5,236,563

PHARMACEUTICALS - 2.84%
Clarion Brands Holding Corp.	4,508,638
ERG Holding Company LLC	2,714,793
VRX Escrow Corp.	1,391,250
8,614,681

REFINING - 2.20%
CITGO Holding, Inc.	1,072,500
CITGO Petroleum Corporation	931,938
MES Partners, Inc.	2,470,770
PBF Holding Company LLC	67,600
Tristar Global Energy Solutions, Inc.	2,136,792
6,679,600

RETAILERS - 0.12%
Sonic Automotive, Inc.	349,360
349,360

Fair Value/ Market Value
TECHNOLOGY - 11.05%
1A Smart Start, Inc.	$3,429,852
Almonde, Inc.	940,969
Anixter, Inc.	1,076,550
Balboa Merger Sub, Inc.	1,089,380
BCC Software, Inc.	3,517,724
Diamond 1 Finance Corp / Diamond 2 Finance Corp (Dell)	236,550
DigiCert, Inc.	996,873
Glynlyon Holding Companies, Inc.	3,944,277
GraphPad Software, Inc.	4,900,259
Infor (US), Inc.	232,215
JDA Escrow LLC	187,503
Kronos Incorporated	424,402
Sabre GLBL Inc.	256,723
Software Paradigms International Group, LLC	3,535,000
Velocity Technology Solutions, Inc	4,160,133
Veritext Corporation	4,031,624
Western Digital Corporation	572,422
33,532,456

TRANSPORTATION SERVICES - 5.60%
Hertz Corporation	1,047,500
MNX Holding Company	3,372,982
OPE KAG Finance Sub	1,811,250
Pegasus Transtech Corporation	4,609,627
Team Drive-Away Holdings LLC	309,290
VP Holding Company	1,340,272
Watco Companies, L.L.C.	1,035,000
Worldwide Express Operations, LLC	3,478,126
17,004,047

WIRELESS - 1.14%
Digicel Group Limited	1,377,776
Level 3 Communications Inc.	744,015
Numericable Group SA	1,012,500
Sprint Corporation	320,512
3,454,803

Total Investments - 110.86% (Cost - $325,997,403)	$336,499,152

See Notes to Consolidated Financial Statements

2017 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	History
Barings Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Barings LLC ("Barings"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("CI Subsidiary Trust") for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification ("ASC") 946, Financial Services - Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of Trustees (the "Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $230,223,957 (75.85% of net assets) as of December 31, 2017 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At December 31, 2017, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Barings continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes' fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC's

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs. Increases/(decreases) to the company's EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

2017 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of December 31, 2017:

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted Average

Bank Loans	$5,505,293	Broker Quote	Single Broker	97.5% to 100.8%	99.4%

	$31,864,734	Discounted Cash Flows	Discount Rate	6.4% to 12.4%	8.4%

Corporate Bonds	$124,826,501	Discounted Cash Flows	Discount Rate	7.5% to 21.4%	12.0%

	$18,666,806	Market Approach	Valuation Multiple	4.1x to 8.3x	6.9x

			EBITDA	$0.0 million to $14.9 million	$6.6 million

Equity Securities*	$50,058,502	Market Approach	Valuation Multiple	4.1x to 14.7x	9.0x

			EBITDA	$0.0 million to $223.1 million	$40.8 million

	$472,561	Broker Quote	Single Broker	$0.91	$0.91

Certain of the Trust's Level 3 equity securities investments have been valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $1,324,912 have been excluded from the preceding table.

*	including partnerships and LLC's

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trusts' financial instruments are categorized as of December 31, 2017.

The fair values of the Trust's investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2017 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$200,956,680	$—	$57,463,373	$143,493,307
Bank Loans	35,347,235	—	—	35,347,235
Common Stock - U.S.	14,807,298	—	—	14,807,298
Preferred Stock	5,665,670	—	—	5,665,670
Partnerships and LLCs	31,383,007	—	—	31,383,007
Public Securities
Bank Loans	10,743,186	—	8,720,394	2,022,792
Corporate Bonds	33,698,379	—	33,698,379	—
Common Stock - U.S.	144	—	144	—
Short-term Securities	3,897,553	—	3,897,553	—
Total	$336,499,152	—	$103,779,699	$232,719,309

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2016	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 12/31/2017
Restricted Securities
Corporate Bonds	$146,939,686	$5,877,022	$21,165,718	$(9,030,988)	$(21,458,131)	$—	$—	$143,493,307
Bank Loans	10,414,560	45,043	24,887,632	—	—	—	—	35,347,235
Common Stock - U.S.	13,321,840	7,707,087	308,060	(6,529,689)	—	—	—	14,807,298
Preferred Stock	8,047,466	1,465,003	811,334	(4,658,133)	—	—	—	5,665,670
Partnerships and LLCs	22,484,369	8,298,346	6,354,149	(5,753,857)	—	—	—	31,383,007
Public Securities
Bank Loans	982,500	(16,245)	1,114,564	—	(1,542,900)	2,838,032	(1,353,159)	2,022,792
Total	$202,190,421	$23,376,256	$54,641,457	$(25,972,667)	$(23,001,031)	$2,838,032	$(1,353,159)	$232,719,309

There were no transfers into or out of Level 1 or Level 2 assets.

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$1,129,190	$—
Net realized gain on investments before taxes	$9,159,325	—
Net change in unrealized depreciation of investments before taxes	$13,087,741	$13,593,806

B. Accounting for Investments:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains. In 2017, the Trust incurred $3,345,643 of tax as a result of retaining capital gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's

2017 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

Net investment income and net realized gains or losses of the Trust as presented under U.S. GAAP may differ from distributable taxable earnings due to earnings from the CI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. Permanent differences will result in reclassifications to the capital accounts. In 2017, the Trust increased undistributed net investment income by $65,023, decreased accumulated net realized gains by $6,154,374, increased retained net realized gain on investments by $9,521,162, and decreased additional paid in capital by $3,431,811 to more accurately display the Trust's capital financial position on a tax-basis in accordance with U.S. GAAP. These re-classifications had no impact on net asset value.

The Trusts' current income tax expense as shown on the Statement of Operations is $4,543,680 which is comprised of income tax expense on long term capital gains retained related to the regulated investment company of $3,345,643 as well as taxes related to the CI Subsidiary Trust as described in the table below of $1,198,038.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates.
The components of income taxes included in the consolidated Statement of Operations for the year ended December 31, 2017 were as follows:

Income tax expense (benefit)

Current:
Federal	$758,980
State	439,058
Total current	1,198,038

Deferred:
Federal	450,036
State	67,672
Total deferred	517,708

Total income tax expense from continuing operations	$1,715,746

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2017 were as follows:

Deferred tax liabilities:

Unrealized gain on investments	$1,530,909

Total deferred tax liabilities	1,530,909
Net deferred tax liability	$(1,530,909)

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax positions not deemed to meet the "more-likely-than-not" threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust's financial position and results of operations for the year ended December 31, 2017.

A reconciliation of the differences between the Trust's income tax expense and the amount computed by applying the prevailing U.S. Federal tax rate to pretax

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

income for the year ended December 31, 2017 is as follows:

	Amount	Percentage

Provision for income taxes at the U.S. federal rate	$1,209,016	26.02%

State tax, net of federal effect	506,730	10.91%

Change in valuation allowance	—	0.00%

Other	—	0.00%

Income tax expense	$1,715,746	36.93%

Each of the Trust's Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

The components of capital shown in the following table represent the Trust's undistributed net investment income, undistributed net capital gain, losses the Trust may be able to offset against gains in future taxable years, as well as unrealized appreciation (depreciation) on securities and other fund investments, if any, at December 31, 2017, each of which is determined on a U.S. Federal tax basis:

Undistributed (Overdistributed) Net Investment Income	Undistributed Net Capital Gain	Accumulated Loss Carryforward	Net Unrealized Appreciation (Depreciation) on Securities and Other Investments
$2,882,008	$0	$0	$5,953,979

The tax character of distributions declared during the years ended December 31, 2017 and 2016 was as follows:

Distributions paid from:	2017	2016

Ordinary Income	$23,863,040	$23,688,009

Long-term Capital Gains	$—	$—
3.	Investment Services Contract

A. Services:
Under an Investment Services Contract (the "Contract") with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust's net assets as of such day.

4.	Senior Secured Indebtedness
MassMutual holds the Trust's $30,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the period November 15 through December 31, 2017, the Trust incurred total interest expense on the Note of $135,317.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

2017 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Prior to the issuance of the Note, MassMutual held the Trust's $30,000,000 Senior Fixed Rate Convertible Note (the "Prior Note") issued by the Trust in 2007. The Prior Note matured on November 15, 2017 and accrued at 5.28% per annum. Upon maturity, all principal was returned to MassMutual. For the period January 1 through November 15, 2017, the Trust incurred interest expense on the Prior Note of $1,381,600.

Management estimates that the fair value of the Note was $29,699,760 as of December 31, 2017. The fair value measurement of the Note would be categorized as a Level 3 under ASC 820.

5.	Purchases and Sales of Investments

	For the year ended 12/31/2017
	Cost of Investments Acquired	Proceeds from Sales or Maturities

Corporate restricted securities	$75,985,314	$64,901,868

Corporate public securities	$15,457,879	$13,653,050

The difference between book-basis and tax-basis cost is primarily due to holdings of partnerships. The net unrealized appreciation of investments for financial reporting purposes as of December 31, 2017 is $10,501,749 and consists of $32,950,281 appreciation and $22,448,532 depreciation.

As of December 31, 2017, the aggregate cost of securities for federal tax purposes was $326,466,892 and the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $32,975,581 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $22,943,321 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $1,530,909 on net unrealized gains on the CI Subsidiary Trust.

6.	Quarterly Results of Investment Operations (Unaudited)

	March 31, 2017
	Amount	Per Share

Investment income	$7,990,298
Net investment income	6,473,615	$0.33
Net realized and unrealized gain on investments (net of taxes)	3,745,781	0.19

	June 30, 2017
	Amount	Per Share

Investment income	$8,220,422
Net investment income	6,682,107	$0.34
Net realized and unrealized
gain on investments (net of taxes)	8,780,825	0.44

	September 30, 2017
	Amount	Per Share

Investment income	$7,360,213
Net investment income	5,803,644	$0.29
Net realized and unrealized gain on investments (net of taxes)	7,041,193	0.35

	December 31, 2017
	Amount	Per Share

Investment income	$7,939,638
Net investment income	6,293,981	$0.31
Net realized and unrealized gain on investments (net of taxes)	(1,242,028)	(0.06)

7.	Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust's policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.	Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At December 31, 2017, the Trust had the following unfunded commitments:

Investment	Unfunded Amount

CORA Health Services, Inc.	$1,807,693

Pegasus Transtech Corporation	$277,778

Polytex Holdings LLC	$28,962

9.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons
For the year ended December 31, 2017, the Trust paid its Trustees aggregate remuneration of $346,475. During the year, the Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Noreen and Joyal as "interested persons" of the Trust.

All of the Trust's officers are employees of Barings or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Barings or MassMutual (except for the Chief Compliance Officer of the Trust unless assumed by Barings). For the year ended December 31, 2017, Barings paid the compensation of the Chief Compliance Officer of the Trust.

Mr. Noreen, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Barings.

In addition to the amounts payable pursuant to the Contract, the Trust paid Baring $3,197 to reimburse expenses paid on behalf of the Trust.

10.	Certifications
As required under New York Stock Exchange ("NYSE") Corporate Governance Rules, the Trust's principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal control over financial reporting, as applicable.

11.	Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of December 31, 2017, through the date that the financial statements are issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date.

2017 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of Barings Corproate Investors:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Barings Corporate Investors and subsidiary (collectively, the "Trust"), including the consolidated schedule of investments, as of December 31, 2017, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Trust as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the

Barings Corporate Investors

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Trust since 2004.

Boston, Massachusetts
February 26, 2018

2017 Annual Report

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Clifford M. Noreen* (60) Barings Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee, Chairman/ Nominee	Term expires 2018; Trustee since 2009	Deputy Chief Investment Officer and Managing Director (since 2016), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings; President (2005-2009), Vice President (1993-2005) of the Trust.	2
Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2009), Barings Participation Investors; President (since 2009), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Director (2005-2013), MassMutual Corporate Value Limited (investment company); Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company); member of the Board of Managers (since 2008), Jefferies Finance LLC (finance company); Chairman and Chief Executive Officer (since 2009), member of the Board of Managers (since 2007), MMC Equipment Finance LLC; member of the Board of Managers (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Member of Investment Committee (since 1999), Diocese of Springfield; and Member of Investment Committee (since 2015), Baystate Health Systems

*
Mr. Noreen is classified as an "interested person" of the Trust and Barings (as defined by the Investment Company Act of 1940, as amended) because of his position as an Officer of the Trust and his former position as President of Barings.

Barings Corporate Investors

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Robert E. Joyal* (73) Barings Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2019; Trustee since 2003	Retired (since 2003); President (2001-2003), Barings; and President (1993-2003) of the Trust.	106
Trustee (since 2003), President (1993-2003), Barings Participation Investors; Director (2006-2014), Jefferies Group, Inc. (financial services); Director (2007-2011), Scottish Re Group Ltd. (global life reinsurance specialist); Trustee (since 2003), MassMutual Select Funds (an open-end investment company advised by MassMutual); Trustee (since 2003), MML Series Investment Funds (an open-end investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Funds II (an open-ended investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (an open-ended investment company advised by MassMutual); Director (since 2012), Ormat Technologies, Inc. (a geothermal energy company); Director (since 2013), Leucadia National Corporation (holding company owning businesses ranging from insurance to telecommunications); and Director (2013-2016), Baring Asset Management Korea Limited (company that engages in asset management, business administration and investment management).

*
Mr. Joyal retired as President of Barings in June 2003. In addition and as noted above, Mr. Joyal is a director of Leucadia National Corporation, which is the parent company of Jefferies Group, Inc., and a former Director of Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Barings or any other advisory accounts over which Barings has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an "interested person" of the Trust and Barings (as defined by the Investment Company Act of 1940, as amended).

2017 Annual Report

INDEPENDENT TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Michael H. Brown (60) Barings Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2020; Trustee since 2005	Private Investor; and Managing Director (1994-2005), Morgan Stanley.	2	Trustee (since 2005), Barings Participation Investors; Independent Director (2006-2014), Invicta Holdings LLC and its subsidiaries (a derivative trading company owned indirectly by MassMutual).

Barbara M. Ginader (61) Barings Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2020; Trustee since 2013	Retired (since 2017), Managing Director and General Partner (1993-2017), Boston Ventures Management (private equity firm).	2
Trustee (since 2013), Barings Participation Investors; Managing Director (1993-2016), Boston Ventures VI L.P. (private equity fund); Managing Director (since 1993), Boston Ventures V L.P. (private equity fund); Member of the Board Overseers (since 2013), MSPCA-Angell; Member of the Grants Committee (since 2013), IECA Foundation; and President of the Board (2006-2012), Codman Academy Public Charter School.

Edward P. Grace III (67) Barings Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee/ Nominee	Term expires 2018; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); Managing Director (since 1998), Grace Ventures Partners LP (venture capital fund); Senior Advisor (2011-2017), Angelo Gordon & Co. (investment adviser).	2
Trustee (since 2012), Barings Participation Investors; Director (2010-2017), Larkburger, Inc. (restaurant chain); Director (since 2012), Benihana, Inc. (restaurant chain); Director (since 2011), Firebirds Wood Fired Holding Corporation (restaurant chain), Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm); Director (2004-2012), Not Your Average Joe's, Inc. (restaurant chain).

Susan B. Sweeney (65) Barings Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2019; Trustee since 2012	Retired (since 2014); Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Company of America; Senior Managing Director (2008-2010), Ironwood Capital.	106
Trustee (since 2012), Barings Participation Investors; Trustee (since 2009), MassMutual Select Funds (an open-ended investment company advised by MassMutual); Trustee (since 2009), MML Series Investment Funds (an open-ended investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (an open-ended investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Funds II (an open-ended investment company advised by MassMutual).

Barings Corporate Investors

INDEPENDENT TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Maleyne M. Syracuse (61) Barings Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2020; Trustee since 2007	Private Investor (since 2007); Managing Director (1999-2000), JP Morgan Securities, Inc. (investment banking); Managing Director (1999-2000), Deutsche Bank Securities; Managing Director (1981-1999), Bankers Trust/ BT Securities	2	Trustee (since 2007), Barings Participation Investors.

2017 Annual Report

OFFICERS OF THE TRUST

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years

Robert M. Shettle (50) Barings Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	President	Since 2016
Vice President (2015-2016) of the Trust; President (since 2016), Vice President (2015-2016), Barings Participation Investors; Managing Director (since 2006), Director (1998-2006), Barings; President (since 2016), Vice President (2005-2016), CI Subsidiary Trust and PI Subsidiary Trust.

Janice M. Bishop (53) Barings Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President, Secretary and Chief Legal Officer	Since 2015
Associate Secretary (2008-2015) of the Trust; Vice President, Secretary and Chief Legal Officer (since 2015), Associate Secretary (2008-2015), Barings Participation Investors; Vice President, Secretary and Chief Legal Officer (since 2013), Barings Funds Trust; Vice President, Secretary and Chief Legal Officer (since 2012), Barings Global Short Duration High Yield Fund; Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Barings; Vice President and Secretary (since 2015), Assistant Secretary (2008-2015), CI Subsidiary Trust and PI Subsidiary Trust.

James M. Roy (55) Barings Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President and Chief Financial Officer	Since 2005
Treasurer (2003-2005), Associate Treasurer (1999-2003) of the Trust; Vice President and Chief Financial Officer (since 2005), Treasurer (2003-2005), Associate Treasurer (1999-2003), Barings Participation Investors; Managing Director (since 2005), Director (2000-2005), Barings; and Trustee (since 2005), Treasurer (since 2005), Controller (2003-2005), CI Subsidiary Trust and PI Subsidiary Trust.

Melissa M. LaGrant (44) Barings Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Chief Compliance Officer	Since 2006
Chief Compliance Officer (since 2006), Barings Participation Investors; Chief Compliance Officer (since 2013), Barings Finance LLC; Chief Compliance Officer (since 2013), Barings Funds Trust; Chief Compliance Officer (since 2012), Barings Global Short Duration High Yield Fund; Managing Director (since 2005), Barings.

Sean Feeley (50) Barings Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2011
Vice President (since 2011), Barings Participation Investors; Vice President (since 2012), Barings Global Short Duration High Yield Fund; Managing Director (since 2003), Barings and Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Kristin Goodchild (32) Barings Corporate Investors 1500 Main Street, P.O. Box 15189 Springfield, MA 01115-5189	Associate Secretary	Since 2015
Associate Secretary (since 2015), Barings Participation Investors; Assistant Secretary (since 2015), Barings Funds Trust (open-end investment company advised by Barings); Assistant Secretary (since 2015), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings) Counsel (since 2016), Senior Paralegal (2014-2016, Paralegal (2010-2013), Legal Analyst (2008-2009), Barings.

Barings Corporate Investors

OFFICERS OF THE TRUST

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years

Christopher Hanscom (35) Barings Corporate Investors 1500 Main Street, P.O. Box 15189 Springfield, MA 01115-5189	Treasurer	Since 2017	Treasurer (since 2017), Barings Participation Investors; Associate Director (since 2015), Analyst (2005-2015), Barings.

*
Officers hold their position with the Trust until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of the Trust. The officers were last elected on July 19, 2017.

Barings Corporate Investors

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Barings Corporate Investors (the "Trust") offers a Dividend Reinvestment and Share Purchase Plan (the "Plan"). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Barings Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Members of the Board of Trustees
Michael H. Brown* Private Investor	Barbara M. Ginader* Managing Director and General Partner Boston Ventures Management	Edward P. Grace* President Phelps Grace International, Inc
Robert E. Joyal Retired President, Barings	Clifford M. Noreen Deputy Chief Investment Officer Massachusetts Mutual Life Insurance Company	Susan B. Sweeney* Private Investor
Maleyne M. Syracuse* Private Investor

Officers
Clifford M. Noreen Chairman	Robert M. Shettle President	James M. Roy Vice President & Chief Financial Officer
Janice M. Bishop Vice President, Secretary & Chief Legal Officer	Sean Feeley Vice President	Christopher D. Hanscom Treasurer
Melissa M. LaGrant Chief Compliance Officer

* Member of the Audit Committee

Barings CORPORATE INVESTORS 2017 Annual Report
CI6369

ITEM 2. CODE OF ETHICS.

The Registrant adopted a Code of Ethics for Senior Financials Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.barings.com/mci. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Mr. Michael H. Brown, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Brown is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Registrant has engaged its principal accountant, KPMG LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years by KPMG LLP.

Fees Billed to the Registrant:

	KPMG LLP Year Ended December 31, 2017	KPMG LLP Year Ended December 31, 2016
Audit Fees	$97,625	$78,100
Audit-Related Fees	0	0
Tax Fees	45,665	45,665
All Other Fees	0	0
Total Fees	$143,290	$123,765

Non-Audit Fees Billed to Barings and MassMutual:

	KPMG LLP Year Ended December 31, 2017	KPMG LLP Year Ended December 31, 2016
Audit-Related Fees	$1,618,525	$1,239,527
Tax Fees	30,000	227,500
All Other Fees	202,280	35,000
Total Fees	$1,850,805	$1,502,027

The category "Audit Fees" refers to performing an audit of the Registrant's annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The category "Audit-Related Fees" reflects fees billed by KPMG LLP for various non-audit and non-tax services rendered to the Registrant, Barings and MassMutual, such as a SOC - 1 review, consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG LLP for consulting rendered to the Registrant, Barings and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's principal accountant. During 2016, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG LLP and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2016 and 2017 for the Registrant and for the non-audit services provided to Barings, and Barings' parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

The 2016 fees billed represent final 2016 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant's 2016 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant's 2016 Annual Form N-CSR, but are now properly included in the 2016 fees billed to the Registrant, Barings and MassMutual.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.barings.com/mci; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Michael H. Brown, Barbara M. Ginader, Edward P. Grace, III, Susan B. Sweeney and Maleyne M. Syracuse.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant's Board of Trustees has delegated proxy voting responsibilities relating to the voting securities held by the Registrant to its investment adviser, Barings LLC ("Barings"). A summary of Barings' proxy voting policies and procedures are set forth below.

Summary of Barings' Proxy Voting Policy:

Barings understands that the voting of proxies is an integral part of its investment management responsibility and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner believed by Barings to best pursue a client's investment objectives).  To implement this general principle, Barings engages a proxy service provider (the "Service Provider") that is responsible for processing and maintaining records of proxy votes.  In addition, the Service Provider will retain the services of an independent third party research provider (the "Research Provider") to provide research and recommendations on proxies.  It is Barings' Proxy Voting Policy to generally vote proxies in accordance with the recommendations of the Research Provider.  In circumstances where the Research Provider has not provided recommendations with respect to a proxy, Barings will vote in accordance with the Research Provider's proxy voting guidelines (the "Guidelines").  In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Barings recognizes that there are times when it is in the best interest of clients to vote proxies (i) against the Research Provider's recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines.  Barings can vote, in whole or in part, against the Research Provider's recommendations or Guidelines, as it deems appropriate.  The procedures set forth in the Proxy Voting Policy are designed to ensure that votes against the Research Provider's recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict").  For purposes of the Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or a Barings associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Barings' Proxy Voting Procedures:

Barings will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider's recommendations or Guidelines, unless (i) Barings is unable or determines not to vote a proxy in accordance with the Proxy Voting Policy or (ii) an authorized investment person or designee (a "Proxy Analyst") determines that it is in the client's best interests to vote against the Research Provider's recommendations or Guidelines.  In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider's recommendations or Guidelines, the proxy administrator will vote the proxy in accordance with the Proxy Analyst's recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the proxy administrator.  If a Material Conflict is identified by a Proxy Analyst or the proxy administrator, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve that client's best interests.

No associate, officer, director or board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Proxy Voting Policy) can influence how Barings votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Trading Practices Committee member and has disclosed any known Material Conflict.  Pre-vote communications with proxy solicitors are prohibited.  In the event that pre-vote communications occur, it should be reported to the Trading Practices Committee or Barings' Chief Compliance Officer prior to voting.  Any questions or concerns regarding proxy-solicitor arrangements should be addressed to Barings' Chief Compliance Officer.

Investment management agreements generally delegate the authority to vote proxies to Barings in accordance with Barings' Proxy Voting Policy.  In the event an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the client as to their voting preference.  However, when the client does not provide written instructions as to their voting preferences, Barings will assume proxy voting responsibilities.  In the event that a client makes a written request regarding voting, Barings will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy

Clients can obtain a copy of Barings' Proxy Voting Policy and information about how Barings voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Barings LLC, 1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189, or calling toll-free, 1-877-766-0014.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER.  Robert M. Shettle serves as the President of the Registrant (since June 2016) and as one of its Portfolio Managers.  Mr. Shettle began his service to the Registrant in 2015 as a Vice President.  With over 18 years of industry experience, Mr. Shettle is a Managing Director of Barings and Head of the North America Mezzanine and Private Equity Group of Barings.  He joined Barings in 2006.  Prior to joining Barings, he spent six years at Fleet National Bank as a Vice President and commercial loan officer and three years at Anderson Consulting.  At Barings, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments.  Mr. Shettle holds a B.S. from the University of Connecticut and a M.B.A. from Rensselaer Polytechnic Institute.  He is also a Chartered Financial Analyst.  Mr. Shettle also presently serves as President of Barings Participation Investors, another closed-end management investment company advised by Barings.

PORTFOLIO MANAGEMENT TEAM.  Mr. Shettle has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Barings' investment professional (together with the Portfolio Manager, the "Portfolio Team").

Sean Feeley is responsible for the day-to-day management of the Registrant's public high yield and investment grade fixed income portfolio.  Mr. Feeley has been a Vice President of the Registrant since 2011.  Mr. Feeley is a Managing Director of Barings and head of the High Yield Research Team with over 23 years of industry experience in high yield bonds and loans in various investment strategies.  Prior to joining Barings in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance.  Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University. Mr. Feeley is a Certified Public Accountant and a Chartered Financial Analyst.  Mr. Feeley also serves as Vice President of Barings Participation Investors and President of Barings Global Short Duration High Yield Fund, both closed-end management investment companies advised by Barings.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM.  The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Barings advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

				NUMBER OF
				ACCOUNTS	APPROXIMATE
		TOTAL		WITH	ASSET SIZE OF
		NUMBER	APPROXIMATE	PERFORMANCE-	PERFORMANCE-
PORTFOLIO	ACCOUNT	OF	TOTAL ASSET	BASED	BASED ADVISORY
TEAM	CATEGORY	ACCOUNTS	SIZE[1,2]	ADVISORY FEE	FEE ACCOUNTS[1,2]

Eric	Registered	0	$0	0	$0
Lloyd [3,4]	Investment
	Companies

	Other Pooled	5	$1,363.76	0	$0
	Investment
	Vehicles

	Other	0	$0	0	$0
	Accounts

Robert M.	Registered	1	$163.70	0	$0
Shettle [3]	Investment
	Companies

	Other Pooled	6	$576.43	0	$0
	Investment
	Vehicles

	Other	0	$0	0	$0
	Accounts[5]

Sean	Registered	7	$1,573.70	0	$0
Feeley [3]	Investment
	Companies

	Other Pooled	7	$2,046.62	0	$0
	Investment
	Vehicles

	Other	19	$3,767.15	0	$0
	Accounts[6]

[1]	Account assets have been calculated as of December 31, 2017.

[2]	Account size in millions.

[3]	Represents accounts advised by Barings over which Messrs. Lloyd, Shettle and Feeley have day-to-day management responsibilities.

[4]
Mr. Lloyd, as head of Barings' Global Private Finance Group, has overall responsibility for all middle market senior and mezzanine securities managed by Barings.  Except for the accounts noted in the table above, Mr. Lloyd is not primarily responsible for the day-to-day management of other accounts managed by Barings' Global Private Finance Group.

[5]
Mr. Shettle manages the middle market senior and mezzanine securities of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however, these assets are not represented in the table above.

[6]
Mr. Feeley managed the high yield sector of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however, these assets are not represented in the table above.

MATERIAL CONFLICTS OF INTEREST.  The potential for material conflicts of interest may exist as the members of the Portfolio Management Team have responsibilities for the day-to-day management of multiple advisory accounts.  These conflicts may be heightened to the extent the individual, Barings and/or an affiliate has an investment in one or more of such accounts.  Barings has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable to address such conflicts.

Transactions with Affiliates:  From time to time, Barings or its affiliates, including MassMutual and its affiliates acts as principal, buys securities or other investments for itself from or sells securities or other investments it owns to its advisory clients.  Likewise, Barings can either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients.  Barings has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it has an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction.  To address the conflicts of interest, Barings has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Barings' fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades:  Barings can effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client.  Barings can also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Barings is entitled to earn a performance fee.  As a result, Barings has a conflict of interest in connection with the cross-trade since it has an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance fee.  To address the conflicts of interest, Barings has adopted a Transactions with Affiliates Policy, which ensures any such cross-trade is consistent with Barings' fiduciary obligations to act in the best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transaction, and is in compliance with applicable legal and regulatory requirements.  Barings will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-trades between advisory clients.

Loan Origination Transactions:  While Barings or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) can act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans are purchased by Barings advisory clients during or after the original syndication.  Barings advisory clients purchase such loans directly from Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) or from other members of the lending syndicate.  In connection with such loan originations, Barings or its affiliates, either directly or indirectly, receive underwriting, origination, or agent fees.  As a result, Barings has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients' best interests.  To address the conflict of interest, Barings has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Barings' fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Investments by Advisory Clients:  Barings has the ability to invest client assets in securities or other investments that are also held by (i) Barings or its affiliates, including MassMutual, (ii) other Barings advisory accounts, (iii) funds or accounts in which Barings or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Barings or its affiliates.  Barings also has the ability, on behalf of its advisory clients, to invest in the same or different securities or instruments of issuers in which (a) Barings or its affiliates, including MassMutual, (b) other Barings advisory accounts, (c) funds or accounts in which Barings, its affiliates, or their respective employees have an ownership or economic interest or (d) employees of Barings or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer.  Barings has a conflict of interest in connection with any such transaction since investments by its advisory clients can directly or indirectly benefit Barings and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer.  Any investment by Barings on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients' investment objectives and restrictions.

Barings or its affiliates can recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Barings or an affiliate, (ii) in which Barings, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Barings or an affiliate has an interest in the entity entitled to receive the fees paid by such funds.  Barings has a conflict of interest in connection with any such recommendation since it has an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Barings or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds.  Any recommendation to invest in a Barings advised fund or other investment company will be consistent with Barings' fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients' investment objectives and restrictions. In certain limited circumstances, Barings offers to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment:  Barings permits certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Barings or its affiliates and/or share in the performance fees received by Barings from such funds.  If the portfolio manager or other eligible employee was responsible for both the portfolio management of the private fund and other Barings advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person has an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance fees received from such fund.  To address the conflicts of interest, Barings has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory account.  Any investment by a Barings employee in one of its private funds is also governed by Barings' Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings' Code of Ethics, as summarized above.

Management of Multiple Accounts:  As noted above, Barings' portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Barings and its affiliates, including MassMutual and its affiliates.  The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts.  These conflicts are heightened to the extent a portfolio manager is responsible for managing a proprietary account for Barings or its affiliates or where the portfolio manager, Barings and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance fee).

Investment Allocation:  Such potential conflicts include those relating to allocation of investment opportunities.  For example, it is possible that an investment opportunity is suitable for more than one account managed by Barings, but is not available in sufficient quantities for all accounts to participate fully.  Similarly, there can be limited opportunity to sell an investment held by multiple accounts.  A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Barings or its affiliates a performance-based fee or the portfolio manager, Barings or an affiliate has an ownership or other economic interest in the account.  As noted above, Barings also acts as an investment manager for certain of its affiliates, including MassMutual.  These affiliate accounts sometimes co-invest jointly and concurrently with Barings' other advisory clients and therefore share in the allocation of such investment opportunities.  To address the conflicts of interest associated with the allocation of trading and investment opportunities, Barings has adopted an Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts, which are summarized below under Item 12 – Brokerage Practices, Investment Allocation Policy.  In addition, as noted above, to address the conflicts, Barings has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory accounts.  Any investment by a Barings employee in one of its private funds is also governed by Barings' Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings' Code of Ethics, as summarized above.

Personal Securities Transactions; Short Sales:  Potential material conflicts of interest also arise related to the knowledge and timing of an account's trades, investment opportunities and broker or dealer selection.  Barings and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage.  It is possible that portfolio managers could use this information for their personal advantage and/or to the advantage or disadvantage of various accounts which they manage.  For example, a portfolio manager could cause a favored account to "front run" an account's trade or sell short a security for an account immediately prior to another account's sale of that security.  To address these conflicts, Barings has adopted policies and procedures, including a Short Sales Policy, which ensures that the use of short sales by Barings is consistent with Barings' fiduciary obligations to its clients, a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy, which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular account as a result of the ownership or economic interest of Barings, its affiliates or employees and a Code of Ethics, as summarized above.

Trade Errors:  Potential material conflicts of interest also arise if a trade error occurs in a client account.  A trade error is deemed to occur if there is a deviation by Barings from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Barings purchasing assets not permitted or authorized by a client's investment advisory agreement or otherwise failing to follow a client's specific investment directives; (2) Barings purchasing or selling the wrong security or the wrong amount of securities on behalf of a client's account; or (3) Barings purchasing or selling assets for, or allocating assets to, the wrong client account.  When correcting these errors, conflicts of interest between Barings and its advisory accounts arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades.  In order to address the conflicts, Barings has adopted a Global Errors Policy governing the resolution of trading errors, and will follow the Global Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Barings' interest.

Best Execution; Directed or Restricted Brokerage:  With respect to securities and other transactions (including, but not limited to, derivatives transactions) for most of the accounts it manages, Barings determines which broker, dealer or other counterparty to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction.  Barings manages certain accounts, however, for clients who limit its discretion with respect to the selection of counterparties or direct it to execute such client's transactions through a particular counterparty.  In these cases, trades for such an account in a particular security or other transaction can be placed separately from, rather than aggregated with, those in the same security or transaction for other accounts.  Placing separate transaction orders for a security or transaction can temporarily affect the market price of the security or transaction or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved.  Barings has adopted a Best Execution Policy and a Directed or Restricted Brokerage Policy which are summarized below under Item 12 –Brokerage Practices, Counterparty Selection/Recommendations and Directed/Restricted Brokerage.

Barings and its portfolio managers or employees have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION.  Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm.  Portfolio managers' compensation is comprised of base salary and a discretionarily allocated incentive bonus, which includes a performance-driven annual bonus, and may include a deferred long-term incentive bonus and also may contain a performance fee award.  As part of the firm's continuing effort to monitor retention, Barings participates in annual compensation surveys of investment management firms to ensure that Barings' compensation is competitive with industry norms.

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Portfolio Managers may receive a yearly incentive bonus.  Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a Portfolio Manager, ii) financial performance of Barings, iii) client satisfaction, iv) collaboration, v) risk management and vi) integrity.

Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula which includes Babson's overall earnings, revenue and assets under management.  A voluntary separation of service will result in a forfeiture of unvested long-term incentive awards.

BENEFICIAL OWNERSHIP: As of December 31, 2017, members of the Portfolio Management Team, beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Management Team:	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:

Eric Lloyd	$0
Robert M. Shettle	$1-$10,000
Sean Feeley	$0

*  Beneficial ownership has been determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended.  (Shares "beneficially owned" include the number of shares of the Registrant represented by the value of a Registrant-related investment option under Barings' non-qualified deferred compensation plan for certain officers of Barings (the "Plan").  The Plan has an investment option that derives its value from the market value of the Registrant's shares.  However, neither the Plan nor the participant in the Plan has an actual ownership interest in the Registrant's shares.)

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1)

ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(a)(3)

ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Corporate Investors

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	March 9, 2018

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	March 9, 2018